EXHIBIT 10.69

AMENDMENT AND RATIFICATION
TO PURCHASE AND SALE AGREEMENT

THIS AMENDMENT AND RATIFICATION TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is dated as of October 28, 2014, by and among parties listed on Schedule 1 attached hereto (each a Seller and collectively “Sellers”) and PKY SUSP, LLC, a Delaware limited liability company (“Purchaser” and each Seller and Purchaser shall each be a “party” and collectively the “parties”).

RECITALS
A.    Sellers and Purchaser entered into that certain Purchase and Sale Agreement dated September 19, 2014 (the “Agreement”).
B.    Sellers and Purchaser desire to amend the Agreement as more particularly set forth in this Amendment.
NOW THEREFORE, for and in consideration of the mutual agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties amend the Agreement as follows:

1.    Recitals; Defined Terms. The above recitals are true and correct and incorporated in this Amendment by reference. Capitalized terms not otherwise defined in this Amendment shall have the meanings given to them in the Agreement.

2.    Schedule 14. Schedule 14 to the Agreement shall be deleted in its entirety and replaced with Schedule 14 attached hereto.

3.    Section 4.1.3. Section 4.1.3 of the Agreement shall be deleted in its entirety and replaced with the following:

“Both Purchaser and Sellers shall each have: (a) one (1) right to extend the Closing Date (for any reason or no reason at all) to December 2, 2014 (the “Target Closing Date”) by providing written notice to the other party at least three (3) Business Days prior to the Scheduled Closing Date, and (b) one (1) additional right to extend the Closing Date (for any reason or no reason at all) to December 9, 2014 (the “Outside Closing Date”) by providing written notice to the other party at least three (3) Business Days prior to the Target Closing Date, provided, that, (i) if Purchaser notifies Sellers of an Objectionable Title Matter within the last three (3) Business Days prior to the Target Closing Date or Outside Closing Date, as applicable, or (ii) Sellers reasonably require an extension to complete the defeasance of the existing indebtedness on the Properties, Sellers may exercise their right to extend the Closing Date pursuant to this Section 4.1.3 during the three Business Day period prior to the Target Closing Date or Outside Closing Date, as applicable.”

4.    Section 9.2.3. If the Closing occurs on the Target Closing Date, the reference to “sixty (60) days prior to closing” in the first sentence of Section 9.2.3 of the Agreement shall be amended to “fifty-seven (57) days prior to closing”. If the Closing occurs on the Outside Closing Date due to Purchaser’s written request for same in accordance with Section 4.1.3 of the Agreement, the reference to “sixty (60) days prior to closing” in the first sentence of Section 9.2.3 of the Agreement shall be amended to “sixty-four (64) days prior to closing”.

5.    Section 9.2.4. Section 9.2.4 of the Agreement shall be deleted in its entirety and replaced with the following:
“Purchaser shall have received an estoppel certificate dated on or after October 28, 2014 (“Ground Lessor Estoppel”) from the ground lessors under the Ground Leases certifying as to those matters which are specifically required to be certified by such ground lessors pursuant to the provisions of such Ground Lease without material adverse modifications, defaults or reservations of rights alleged on the part of the ground lessor under the applicable Ground Lease.”
6.    Outside Closing Date. Purchaser and Sellers acknowledge and agree that Purchaser has exercised its right to extend the Closing Date to the Target Closing Date and hereby waive any requirement that Purchaser provide notice thereof in accordance with the provisions of Section 15.1 of the Agreement.

7.    Sales Tax Clearance Letters. Purchase and Sellers acknowledge and agree that Purchaser has requested that Sellers request sales tax clearance letters for each of the Assets located in Florida and hereby waive any requirement that Purchaser provide notice thereof in accordance with the provisions of Section 15.1 of the Agreement.

8.    Effectiveness of Amendment. Upon the execution and delivery hereof, the Agreement shall be deemed to be amended and/or restated as hereinabove set forth as fully and with the same effect as if the amendments made hereby were originally set forth in the Agreement, and this Amendment and the Agreement shall henceforth respectively be read, taken and construed as one and the same instrument, but such amendments shall not operate so as to render invalid or improper any action heretofore taken under the Agreement.

9.    Miscellaneous.

(a)    The terms of Sections 15.1 to 15.9 (inclusive), 15.10 (solely as it relates to changes or modifications) and 15.11 of the Agreement shall apply to this Amendment mutatis mutandis, as applicable

(b)    Except as modified by this Amendment, all terms and conditions of the Agreement shall remain unmodified and in full force and effect

[SIGNATURES TO FOLLOW ON NEXT PAGE]

The parties hereto have executed this Amendment effective as of the date set forth above.

PURCHASER:

PKY SUSP, LLC,
a Delaware limited liability company

By:     /s/ David R. O’Reilly
Name: David R. O'Reilly
Title: Executive Vice President and Chief Financial
Officer

By:     /s/ Jeremy R. Dorsett
Name: Jeremy R. Dorsett
Title: Executive Vice President and General
Counsel

SELLERS:

CORPORATE CENTER ONE OWNER LLC
a Delaware limited liability company

By: Corporate Center One Owner Corp.,
a Delaware corporation, its sole member

By:/s/ Teresa Tsai
Name: Teresa Tsai
Title: President

CORPORATE CENTER TWO OWNER LLC
a Delaware limited liability company

By: Corporate Center Two Owner Corp.,
a Delaware corporation, its sole member

By: /s/ Teresa Tsai
Name: Teresa Tsai
Title: President

CORPORATE CENTER THREE OWNER LLC
a Delaware limited liability company

By: Corporate Center Three Owner Corp.,
a Delaware corporation, its sole member

By: /s/ Teresa Tsai
Name: Teresa Tsai
Title: President

DEERFIELD ONE OWNER CORP.
a Delaware corporation

By: /s/ Teresa Tsai
Name: Teresa Tsai
Title: President

DEERFIELD TWO OWNER CORP.
a Delaware corporation

By: /s/ Teresa Tsai
Name: Teresa Tsai
Title: President

GREENS CROSSING II OWNER LP
a Delaware limited partnership

By: Greens Crossing II Owner LLC
a Delaware limited liability company, its general partner

By: Greens Crossing II Owner Corp.,
a Delaware corporation, its sole member

By: /s/ Teresa Tsai
Name:    Teresa Tsai
Title: President

H. RIVER ONE OWNER LLC
a Delaware limited liability company

By: H. River One Owner Corp.
a Delaware corporation, its sole member

By: /s/ Teresa Tsai
Name: Teresa Tsai
Title: President

H. RIVER TWO OWNER LLC
a Delaware limited liability company

By: H. River Two Owner Corp.
a Delaware corporation, its sole member

By: /s/ Teresa Tsai
Name:    Teresa Tsai
Title: President

H. RIVER THREE OWNER LLC
a Delaware limited liability company

By: H. River Three Owner Corp.
a Delaware corporation, its sole member

By: /s/ Teresa Tsai
Name:    Teresa Tsai
Title: President

LAKESIDE I OWNER CORP.
a Delaware corporation

By: /s/ Teresa Tsai
Name: Teresa Tsai
Title: President

LAKESIDE II OWNER CORP.
a Delaware corporation

By: /s/ Teresa Tsai
Name: Teresa Tsai
Title: President

PARAGON OWNER CORP.
a Delaware corporation

By: /s/ Teresa Tsai
Name: Teresa Tsai
Title: President

RESOURCE SQUARE ONE OWNER LLC
a Delaware limited liability company

By: Resource Square One Owner Corp.,
a Delaware corporation, its sole member

By: /s/ Teresa Tsai
Name:    Teresa Tsai
Title: President

RESOURCE SQUARE TWO OWNER LLC
a Delaware limited liability company

By: Resource Square Two Owner Corp.,
a Delaware corporation, its sole member

By: /s/ Teresa Tsai
Name:    Teresa Tsai
Title: President

RESOURCE SQUARE THREE OWNER LLC
a Delaware limited liability company

By: Resource Square Three Owner Corp.,
a Delaware corporation, its sole member

By: /s/ Teresa Tsai
Name:    Teresa Tsai
Title: President

SATELLITE 300 OWNER CORP.
a Delaware corporation

By: /s/ Teresa Tsai
Name: Teresa Tsai
Title: President

SATELLITE 400 OWNER CORP.
a Delaware corporation

By: /s/ Teresa Tsai
Name: Teresa Tsai
Title: President

SATELLITE 600 OWNER CORP.
a Delaware corporation

By: /s/ Teresa Tsai
Name: Teresa Tsai
Title: President

SATELLITE 800 OWNER CORP.
a Delaware corporation

By: /s/ Teresa Tsai
Name: Teresa Tsai
Title: President

STONY POINT II OWNER CORP.
a Delaware corporation

By: /s/ Teresa Tsai
Name: Teresa Tsai
Title: President

TIMBERWAY ONE OWNER LP
a Delaware limited partnership

By: Timberway One Owner LLC
a Delaware limited liability company, its general partner

By: Timberway One Owner Corp.,
a Delaware corporation, its sole member

By: /s/ Teresa Tsai
Name:    Teresa Tsai
Title: President